SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: September 26, 1997
----------------------------------
(Date of earliest event reported)


                     Structured Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)

     Delaware                     33-96378-02                 74-2440850
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 (State or Other                  (Commission              (I.R.S. Employer
 Jurisdiction of                 File Number)             Identification No.)
  Incorporation)





                     200 Vesey Street, New York, N.Y. 10285
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (212) 526-7000

Item 5. Other Events.

     Attached as Exhibit 1 is the opinion of Cadwalader, Wickersham & Taft, special counsel to the Company, regarding certain corporate and tax matters (the "Cadwalader Opinion"), provided in connection with the issuance of the
Commercial Mortgage Pass-Through Certificates, Series 1997-LL I (the "Certificates").

     The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offer and sale of the Certificates contemplated by the Prospectus will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 33-96378) (the "Registration Statement"). The Registrant hereby incorporates the Cadwalader Opinion by reference in the Registration Statement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Item 601(a) of Regulation
     S-K Exhibit No.                            Description
     ---------------                            -----------

           5.1                         Opinion of Cadwalader Wickersham & Taft
                                       as to legality

           8.1                         Opinion of Cadwalader Wickersham & Taft
                                       as to certain tax matters
                                       (included in Exhibit 5.1)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                 STRUCTURED ASSET SECURITIES CORPORATION


                                 By: /s/ Theodore P. Janulis
                                     --------------------------
                                    Name:  Theodore P. Janulis
                                    Title: President

Date:  September 26, 1997

                                  Exhibit Index



                     Item 601(a) of
                     Regulation S-K
Exhibit No.          Exhibit No.            Description
-----------          -----------            -----------

1                    5.1                    Opinion of Cadwalader Wickersham &
                                            Taft as to legality

1                    8.1                    Opinion of Cadwalader Wickersham &
                                            Taft as to certain tax matters
                                            (included in Exhibit 5.1)